UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2017

OCEAN THERMAL ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	033-19411-C (Commission File Number)	20-5081381 (I.R.S. Employer Identification No.)

800 South Queen Street, Lancaster, PA  17603

(Address of principal executive offices, Zip Code)

(717) 299-1344
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 18, 2017 (the “Closing Date”), Ocean Thermal Energy Corporation, a Nevada corporation (the “Company”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) with an institutional accredited investor (“Investor”) pursuant to which Investor committed to purchase up to $15,000,000 of the Company’s common stock (the “Financing”). On the Closing Date, the Company issued 1,714,285 shares of the Company’s common stock to the Investor as a commitment fee (the “Commitment Shares”) and issued a common stock purchase warrant (the “Warrant”) to its placement agent Craft Capital Management, LLC (the “Holder”) to purchase up to 1,363,636 shares of the Company’s common stock. The Warrant, issued pursuant to the Company’s engagement with Holder, represents a broker fee of 8% of the maximum amount of proceeds available to the Company in the Financing and is only exercisable on a pro rata basis as the Company obtains proceeds under the Financing. In connection with the Financing, the Company and Investor also entered into a Registration Rights Agreement (collectively, together with the Purchase Agreement and the Warrant, the “Transaction Documents”). The Company also agreed to pay the sum of $15,000 to legal counsel for Investor for preparation of the Transaction Documents.

Capitalized terms not defined herein shall have the meaning set forth in the Transaction Documents which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated by reference into this Item 1.01.

Pursuant to the Financing, upon filing and effectiveness of a Registration Statement on Form S-1 and provided other closing conditions are met, the Company shall have the right, but not the obligation, to direct the Investor to purchase shares of the Company’s common stock (the “Put Shares”) (i) in a minimum amount of not less than $10,000.00 and (ii) in a maximum amount of $1,000,000.00, provided that the number of Put Shares shall not exceed 300% of the Average Daily Trading Volume. At any time and from time to time during the term of the Purchase Agreement (the “Commitment Period”), the Company may deliver a notice to Investor (the “Put Notice”) and shall deliver the Put Shares to Investor via DWAC within two (2) trading days. The Purchase Price for the Put Shares is 85% of the lowest traded price (as reported by Bloomberg Finance L.P.) during the five (5) trading days immediately following the date the Investor receives the Put Shares via DWAC associated with the applicable Put Notice (the “Valuation Period”). The closing of a Put Notice shall occur within one (1) trading day following the end of the respective Valuation Period, whereby (i) the Investor Shall deliver the investment amount to the Company by wire transfer of immediately available funds and (ii) Investor shall return surplus Put Shares if the value of the Put Shares delivered to the Investor causes the Company to exceed the maximum commitment amount. The Company shall not deliver another Put Notice to Investor within ten (10) trading days of a prior Put Notice.

The right of the Company to issue and sell the Put Shares to the Investor is subject to the satisfaction of certain closing conditions, including, but not limited to, (i) an effective Registration Statement on Form S-1 for resale by Investor of the Put Shares and Commitment Shares, (ii) accuracy of the Company’s representations and warranties, (iii) the Company’s performance under the Purchase Agreement in all material respects, (iv) no suspension of trading or delisting of common stock, (v) limitation of Investor’s beneficial ownership to no more than 4.99%, (vi) the Company maintains its DWAC-eligible status, (vii) the Company maintains a sufficient share reserve, and (viii) the minimum pricing for the Put Shares must exceed $0.01.

Pursuant to the terms of the Registration Rights Agreement, by December 30, 2017, the Company must file the Registration Statement which relates to the resale by Investor of the Put Shares and Commitment Shares.

On the date hereof, the Company will reserve 50,420,168 shares of Common Stock from its authorized and unissued Common Stock to provide for all issuances of Common Stock under the Transaction Documents and is required to reserve and keep available out of its authorized and unissued shares of common stock a number of shares of common stock at least three (3) times the number of shares of common stock obtained by dividing the remaining balance on the maximum commitment amount by the Purchase Price. Neither the Investor, nor any affiliate of the Investor acting on its behalf or pursuant to any understanding with it, will execute any short sales during the period from the date hereof to the end of the Commitment Period.

The foregoing summary description of the terms of the Transaction Documents may not contain all information that is of interest to the reader. For further information regarding the terms of the Transaction Documents, reference is made to such Transaction Documents, which are filed hereto as Exhibits 10.1 – 10.3, and are incorporated herein by this reference.

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Item 3.02	Unregistered Sales of Equity Securities.

The information provided above in “Item 1.01 – Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the Commitment Shares, the Warrant and the issuance of the shares of the Company’s common stock upon exercise of the Warrant in connection with the Financing is exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions from the registration requirements of the Act in transactions not involved in a public offering pursuant to Rule 506(b) of Regulation D, as promulgated by the Securities and Exchange Commission under the Act.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

10.1	Equity Purchase Agreement, dated December 18, 2017, by and between the Company and Investor.
10.2	Registration Rights Agreement, dated December 18, 2017, by and between the Company and Investor.
10.3	Common Stock Purchase Warrant, dated December 18, 2017, by and between the Company and Holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2017

OCEAN THERMAL ENERGY CORPORATION

By: /s/ Jeremy P. Feakins
Chief Executive Officer and
Chief Financial Officer (Principal Executive and Financial Officer)

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